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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2005


                        FINANCIAL ASSET SECURITIES CORP.


   (as depositor in connection with an Indenture, dated as of March 30, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-HE1)


                        Financial Asset Securities Corp.
                        --------------------------------

             (Exact name of registrant as specified in its charter)
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        Delaware                  333 121661          06-1442101
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(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)        Identification Number)

600 Steamboat Road
Greenwich, Connecticut                                      06830
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Financial Statements.
               ---------------------

               Not applicable.

          (b)  Pro Forma Financial Information.
               --------------------------------

               Not applicable.

          (c)  Exhibits
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          25.1 Statement of Eligibility of Deutsche Bank National Trust Company
               on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.


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                             Item 601(a) of
                             Regulation S-K
    Exhibit No.                Exhibit No.                 Description
    -----------                -----------                 -----------
         1                        25.1          Statement of Eligibility of
                                                Deutsche Bank National Trust
                                                Company on Form T-1 under the
                                                Trust Indenture Act of 1939 of a
                                                corporation designated to act as
                                                Trustee.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2005

                                  FINANCIAL ASSET SECURITIES CORP.


                                  By:     /s/ Frank Skibo
                                      ---------------------------------------
                                  Name:   Frank Skibo
                                  Title:  Managing Director




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                                INDEX TO EXHIBITS


                                                           Sequentially
   Exhibit No.                 Description                 Numbered Page
   -----------                 -----------                 -------------
      25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.



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                                  EXHIBIT 25.1